UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2019

EP ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                                           Regulation FD Disclosure.

As previously disclosed, on October 3, 2019, EP Energy Corporation (the “Company”), and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 Cases are being jointly administered under the caption “In re: EP Energy Corporation, et al., Case No. 19-35654.” Court filings and other information related to the Chapter 11 Cases are available at the website administered by the claims agent, Prime Clerk, at https://cases.primeclerk.com/EPEnergy.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 21, 2019, on October 18, 2019, the Debtors entered into a Plan Support Agreement (the “PSA”) with holders of approximately 52.0% of the 8.000% Senior Secured Notes due 2024 and approximately 79.3% of the 9.375% Senior Secured Notes due 2024 and 8.000% Senior Secured Notes due 2025 issued, in each case, by EP Energy LLC and Everest Acquisition Finance Inc., including affiliates of, or funds managed by, Elliott Management Corporation (“Elliott”), Apollo Global Management, Inc. (“Apollo” together with Elliott, the “Initial Supporting Noteholders”), Access Industries, Inc. (“Access”), and Avenue Capital Group (collectively, with the Initial Supporting Noteholders and Access, the “Supporting Noteholders”), to support a restructuring on the terms of a chapter 11 plan described therein. Pursuant to the PSA, the chapter 11 plan is premised on, among other things, (i) an equity rights offering (the “Rights Offering”), and (ii) an approximately $629 million exit facility which the Prepetition RBL Facility and proposed Senior Secured Superpriority Debtor-in-Possession Facility will “roll” into on the effective date of the chapter 11 plan.

As previously disclosed in a Current Report on Form 8-K filed with the SEC on October 21, 2019, on October 18, 2019, the Debtors also entered into a backstop commitment agreement (the “BCA”) with the Supporting Noteholders, pursuant to which the Supporting Noteholders agreed to backstop $463 million of the Rights Offering.

On November 18, 2019, the Debtors filed a proposed Joint Chapter 11 Plan (the “Plan”) and a proposed Disclosure Statement for Joint Chapter 11 Plan of Reorganization (the “Disclosure Statement”) describing the Plan and the solicitation of votes to approve the same from certain of the Debtors’ creditors with respect to the Chapter 11 Cases. The Bankruptcy Court hearing on the Debtors’ motion filed on November 18, 2019 for entry of an order (i) approving the Disclosure Statement; (ii) establishing solicitation and voting procedures; (iii) establishing Rights Offering procedures; (iv) scheduling a hearing to consider confirmation of the Plan; (v) establishing notice and objection procedures for confirmation of the Plan; and (vi) approving notice and objection procedures for the assumption of executory contracts and unexpired leases is scheduled for January 6, 2020, at 2:00 p.m. Central Time.

Information contained in the Plan and the Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Plan or Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. Copies of the Plan and the Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Plan. Any such solicitation will be made pursuant to and in accordance with the Disclosure Statement, as may be

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amended from time to time, and applicable law, including orders of the Bankruptcy Court.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Such statements are subject to risks and uncertainties that could cause results to differ materially from the Company’s expectations, including the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations; the Company’s ability to complete definitive documentation in connection with any financing and the amount, terms and conditions of any such financing; the ability of the Company to comply with the terms of the PSA and/or the BCA; the ability of the Company to obtain requisite support for the Plan from various stakeholders; the ability of the Company to confirm and consummate the Plan in accordance with the terms of the PSA; the uncertainty as to when or whether the effective date of the Plan will occur; the effects of disruption from the Chapter 11 Cases making it more difficult to maintain business and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business; the consequences of the acceleration of the Company’s debt obligations; risks related to the trading of the Company’s securities on the OTC Pink Market; as well as other risk factors set forth in the Company’s Disclosure Statement included as Exhibit 99.2 to this Current Report on Form 8-K, as may be amended from time to time; as well as the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as updated in the Company’s subsequently filed Quarterly Reports on Form 10-Q. While the Company makes these statements in good faith, neither the Company nor its management can guarantee that anticipated future results will be achieved. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Chapter 11 Plan of Reorganization of EP Energy Corporation and its Affiliated Debtors

99.2	Disclosure Statement for Joint Chapter 11 Plan of Reorganization of EP Energy Corporation and its Affiliated Debtors

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EP ENERGY CORPORATION

Date: November 19, 2019	By:	/s/ Jace D. Locke
Jace D. Locke
Vice President, General Counsel and Corporate Secretary

EP ENERGY LLC

	By:	/s/ Jace D. Locke
Jace D. Locke
Vice President, General Counsel and Corporate Secretary

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